EXHIBIT 99.1

KBW 2006 Texas Field Trip Wednesday, March 15, 2006 Welcome to MetroBank! METROCORP BANCSHARES, INC.

Forward-Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe MetroCorp's future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp's control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp's filings with the SEC.

Mission MetroCorp Bancshares, Inc. is a Texas-based holding company for banking institutions with special focus on Asian markets. The company strives to provide premier commercial and personal banking services and financial products to the customers we serve. We enhance and develop innovative, optimal and professional core competencies to meet current and emerging needs of our market with passion and urgency.

Asian population (2000-2004) The Asian population in Texas is about 15.2% of the Asian population of California in 2002 and 17% in 2004 . Source: U.S. Census, 2000, 2004 Estimates 2004 % Growth US 10,242,998 13,956,612 36 CA 3,697,513 4,756,181 29 NY 1,044,976 1,346,049 29 TX 562,319 797,325 42 NY 480,276 647,906 35 IL 423,603 552,638 30 FL 266,256 424,951 60 VA 261,025 376,428 44 PN 219,813 295,266 34 MD 210,929 286,136 36 GA 173,170 258,372 49 CT 82,313 120,206 46

Asian Population in Texas 2000-2004 Source: U.S. Census, 2000 * Extrapolation from 2004 Census estimate 2000 * 2004 Houston-Galveston 228,212 324,061 Dallas-Fort Worth 195,480 277,582 Austin-San Marcos 44,029 65,521 San Antonio 23,667 33,607 Regional population extrapolation from 2004 total State Census estimates Total Texas 562,319 797,325

MetroBank Locations, Houston

MetroBank Locations, Dallas Opportunity

Asian Population in California 2000 2004 Los Angeles 1,661,456 1,898,205 San Diego 249,802 292,751 Source: U.S. Bureau of the census, Census 2000, Census 2004 estimate

Asian-American Economic Attributes Source: U.S. Bureau of the Census

Milestones 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 * 2005 Assets 3 36.8 114.6 140 169 183 192 231 323 427 505 595 669 738 744 842 867 914 914 1128 Employees 10 19 101 122 116 115 122 141 178 224 224 279 282 314 297 306 299 280 283 315 $ in Millions 1987: Open for business 1988: Name Change 1989: Acquisition - Industrial Bank 1998: MCBI listed on NASDAQ Oct. 2005: Acquisition - First United Bank * MetroBank only

COMPANY FOCUS EARNINGS ASSET GROWTH ASSET QUALITY EFFICIENCIES HUMAN RESOURCE DEVELOPMENT

Quarterly Net Income Growth



3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
-1,500
2,091
2,190
2,530
2,159
1,978
(1,259)
1,469
1,922
2,163
2,507
1,604
2,320
2,260
2,770
2,836
2,914
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Q2-05
Q3-05
Q4-05
02~05: CAGR 9.3%
Q3-03 ~Q4-05: CAGR 35.6%

METROCORP BANCSHARES, INC.

Wednesday, March 15, 2006

12

Efficiency Ratio 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Actual 0.6145 0.5946 0.7127 0.6691 0.6418 Target

Balance Sheet Growth 2001 2002 2003 2004 2005 Loans 495 531 557 595 771 Deposits 643 691 725 755 962 Total Assets 744 842 867 914 1128 $ in million Loan: 11.7% CAGR Deposit: 10.6% CAGR Asset: 11.0% CAGR

Non-Performing Assets 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 Net Active Principal 25985 25680 21530 28371 26861 21805 19865 18251 21122 19367 19641 19504 Net of Guarantee 21553 20800 17101 25047 23455 18781 16678 15219 18180 16814 17540 17294

Asset Quality 2001 2002 2003 2004 2005* 2005 (MCBI) Net nonperforming Assets/ Total Assets 0.0049 0.0184 0.0288 0.0166 0.0189 0.0153 2001 2002 2003 2004 2005* 2005 (MCBI) Net loan charge-offs / Avg. total loans 0.0088 0.0051 0.0098 0.002 0.0026 0.0025 Net Non-performing Assets / Total Assets Net charge-offs / Avg. total Loans * MetroBank only

Loan Portfolio - Industry Concentration MetroBank, N.A. 2002 2003 2004 2005 Convenience stores/ gasoline stations 0.083 0.083 0.071 0.0466 Hotel/Motels 0.162 0.125 0.094 0.1064 Restaurants 0.093 0.094 0.081 0.0729 Nonresidential building for rent/lease 0.222 0.235 0.3 0.3291 Wholesale trade 0.113 0.115 0.102 0.0767 All other 0.327 0.349 0.353 0.3683 Source: MetroBank Internal Data

Loan Portfolio - Industry Concentration First United Bank 2002 2003 2004 2005 Source: First United Bank Internal Data

Leaders An average of 20 years of banking experience Don J. Wang Chairman of the Board George M. Lee President, CEO, Executive Vice Chair of MetroCorp David Tai Chief Business Development Officer, President of Bank Bert Baker Chief Lending Officer David Choi Chief Financial Officer Kevin Shu Chief Accounting Officer Michelle Phung Chief Human Resources Officer Terrance Tangen Chief Credit Officer Mitchell Kitayama CEO, First United Bank Andrew Yip President, First United Bank

Investment for The Future Branch & Market Expansion Business Officers Technology Upgrades Greater China Studies

Comparable Company Analysis Publicly traded Asian-centric banks Source: Yahoo Finance

You Know you are in Texas when...... The best parking place is determined by shade instead of distance You discover that in July it takes only 2 fingers to drive your car Source: "How to be a Texan - No experience Necessary" by Sam Huddleston

MetroCorp Bancshares, Inc. KBW 2006 Texas Field Trip Thank You